UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________________

FORM 8-K
_________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2016
_________________________________________________

Bristow Group Inc.
(Exact name of registrant as specified in its charter)
_________________________________________________

Delaware (State or other jurisdiction of incorporation)	001-31617 (Commission File Number)	72-0679819 (IRS Employer Identification No.)

2103 City West Blvd., 4th Floor Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

Registrant's telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report: NONE
_________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 12, 2016, Jonathan E. Baliff, President and Chief Executive Officer of Bristow Group Inc. (the “Company), presented the attached presentation to individual investors in London, England. The presentation was posted to the Company’s website in the Investor Relations section at www.bristowgroup.com.
The information in this Item 7.01, including Exhibit 99.1, is being furnished, not “filed,”—for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Accordingly, the information contained in Exhibit 99.1 will not be incorporated by reference into any registration statement or other document filed by Bristow Group Inc. pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description of Exhibit

99.1	Investor Presentation posted July 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.
Date: July 12, 2016	By:	/s/ E. Chipman Earle
E. Chipman Earle
Senior Vice President, Chief Legal Officer and Corporate Secretary